Fourth Quarter & Fiscal 2022 Results October 26, 2022

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions, divestitures, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, is intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chair & CEO, Raymond James Financial 3

Fiscal 4Q22 highlights 4 *These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Certain non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. $ in millions, except per share amounts 4Q22 vs. 4Q21 vs. 3Q22 As reported: Net revenues RECORD $ 2,831 5% 4% Net income available to common shareholders $ 437 2% 46% Earnings per common share - diluted $ 1.98 (2)% 43% 4Q21 3Q22 Return on common equity 18.7% 21.3% 13.3% vs. 4Q21 vs. 3Q22 Non-GAAP measures*: Adjusted net income available to common shareholders $ 459 2% 32% Adjusted earnings per common share - diluted $ 2.08 (2)% 29% 4Q21 3Q22 Adjusted return on common equity 19.6% 22.3% 15.4% Adjusted return on tangible common equity 24.1% 24.8% 18.1%

Fiscal 4Q22 key metrics 5 $ in billions 4Q22 vs. 4Q21 vs. 3Q22 Client assets under administration $ 1,093.1 (7)% (3)% Private Client Group (PCG) assets under administration $ 1,039.0 (7)% (3)% PCG assets in fee-based accounts $ 586.0 (7)% (3)% Financial assets under management* $ 173.8 (9)% (5)% Total clients' domestic cash sweep balances $ 67.1 1% (12)% PCG financial advisors** 8,681 2% 1% Bank loans, net: Raymond James Bank RECORD $ 31.1 24% 4% TriState Capital Bank RECORD $ 12.1 NM 3% Total bank loans, net* RECORD $ 43.2 73% 3% *These metrics include the impact of the acquisition of TriState Capital Holdings, including TriState Capital Bank and Chartwell Investment Partners LLC, which was completed on June 1. **Includes the impact of the transfer of one firm with 166 financial advisors previously affiliated as independent contractors to our Registered Investment Advisor & Custody Services ("RCS") division during our fiscal third quarter. Advisors in RCS are not included in the financial advisor count, although their assets are still included in client assets under administration.

Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank. Fiscal 4Q22 segment results 6 $ in millions 4Q22 vs. 4Q21 vs. 3Q22 Net revenues: Private Client Group RECORD $ 1,991 11% 2% Capital Markets $ 399 (28)% 4% Asset Management $ 216 (9)% (5)% Bank RECORD $ 428 143% 55% Consolidated net revenues RECORD $ 2,831 5% 4% Pre-tax income: Private Client Group RECORD $ 371 67% 48% Capital Markets $ 66 (64)% 8% Asset Management $ 83 (27)% (11)% Bank $ 123 52% 66% Consolidated pre-tax income RECORD $ 616 10% 48%

FY 2022 highlights 7 * These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Certain non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. $ in millions, except per share amounts FY 2022 vs. FY 2021 As reported: Net revenues RECORD $ 11,003 13% Net income available to common shareholders RECORD $ 1,505 7% Earnings per common share - diluted RECORD $ 6.98 5% FY 2021 Return on common equity 17.0% 18.4% vs. FY 2021 Non-GAAP measures*: Adjusted net income available to common shareholders RECORD $ 1,615 5% Adjusted earnings per common share - diluted RECORD $ 7.49 3% FY 2021 Adjusted return on common equity 18.2% 20.0% Adjusted return on tangible common equity 21.1% 22.2%

FY 2022 segment results 8 $ in millions FY 2022 vs. FY 2021 Net revenues: Private Client Group RECORD $ 7,710 17% Capital Markets $ 1,809 (4)% Asset Management RECORD $ 914 5% Bank RECORD $ 1,084 61% Consolidated net revenues RECORD $ 11,003 13% Pre-tax income: Private Client Group RECORD $ 1,030 38% Capital Markets $ 415 (22)% Asset Management $ 386 (1)% Bank $ 382 4% Consolidated pre-tax income RECORD $ 2,022 13% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank.

Financial Review Paul Shoukry Chief Financial Officer, Raymond James Financial 9

Consolidated net revenues 10 $ in millions 4Q22 vs. 4Q21 vs. 3Q22 Asset management and related administrative fees $ 1,290 (6)% (10)% Brokerage revenues 481 (11)% (6)% Account and service fees 266 56% 26% Investment banking 217 (40)% (3)% Interest income 667 210% 78% Other* 80 8% 167% Total revenues 3,001 10% 8% Interest expense (170) 386% 183% Net revenues $ 2,831 5% 4% * 4Q22 Other revenues included $9M of net private equity gains which were included in our Other segment. Amounts attributable to noncontrolling interests were insignificant.

Domestic cash sweep balances 11 C lie nt s' D om es tic C as h S w ee p B al an ce s ($ B ) C ash S w eep B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 31.4 33.1 33.6 36.6 38.7 24.5 24.3 25.9 25.5 22.0 10.8 16.1 17.0 13.7 6.4 66.7 73.5 76.5 75.8 67.1 6.3% 6.5% 7.0% 7.8% 7.0% RJBDP - Bank Segment* RJBDP - Third-Party Banks* Client Interest Program 4Q21 1Q22 2Q22 3Q22 4Q22 Note: May not total due to rounding. *Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, which includes Raymond James Bank and TriState Capital Bank, as well as various third-party banks. Year-over-year change: 1% Sequential change: (12)%

Net interest income & RJBDP fees (third-party banks) 12 Note: Starting in 3Q22, the Bank Segment results include Raymond James Bank and TriState Capital Bank. *As reported in Account and Service Fees in the PCG segment. **Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 198 205 224 370 606 180 188 204 314 497 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 4Q21 1Q22 2Q22 3Q22 4Q22 NET INTEREST MARGIN (NIM) 1.92% 1.92% 2.01% 2.41% 2.91% 1.33% 1.29% 1.25% 1.77% 2.53% Firmwide NIM Bank Segment NIM 4Q21 1Q22 2Q22 3Q22 4Q22 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 0.29% 0.28% 0.32% 0.88% 1.85% 4Q21 1Q22 2Q22 3Q22 4Q22 Year-over-year change: 206% Sequential change: 64% 18 56 109 17 20

Consolidated expenses 13 $ in millions 4Q22 vs. 4Q21 vs. 3Q22 Compensation, commissions and benefits $ 1,759 (1)% (4)% Non-compensation expenses: Communications and information processing 138 21% 7% Occupancy and equipment 66 10% 2% Business development 59 64% 2% Investment sub-advisory fees 36 (3)% (5)% Professional fees 38 3% —% Bank loan provision/(benefit) for credit losses 34 580% (39)% Other 85 20% —% Total non-compensation expenses 456 27% (3)% Total non-interest expenses $ 2,215 4% (4)% Note: See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. *Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. TOTAL NON-COMPENSATION EXPENSES $ IN MILLIONS 360 339 388 469 456 4Q21 1Q22 2Q22 3Q22 4Q22 TOTAL COMPENSATION RATIO* 65.9% 67.7% 69.3% 67.5% 62.1%65.3% 67.3% 68.8% 66.8% 61.5% Adjusted Total Compensation Ratio Total Compensation Ratio 4Q21 1Q22 2Q22 3Q22 4Q22

* This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. Consolidated pre-tax margin 14 20.8% 20.1% 16.2% 15.3% 21.8% 21.8% 20.8% 17.4% 17.7% 22.8% Pre-Tax Margin (GAAP) Pre-Tax Margin (Adjusted)* 4Q21 1Q22 2Q22 3Q22 4Q22

Other financial information 15 *This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. **This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. ***Estimated. $ in millions, except per share amounts 4Q22 vs. 4Q21 vs. 3Q22 Total assets $ 80,951 31% (6)% RJF corporate cash* $ 1,910 65% (6)% Total common equity attributable to RJF $ 9,338 13% (1)% Book value per share $ 43.41 8% 0% Tangible book value per share** $ 34.94 (3)% (2)% Weighted-average common and common equivalent shares outstanding – diluted 220.6 4% 2% 4Q21 3Q22 Tier 1 leverage ratio*** 10.3% 12.6% 10.8% Tier 1 capital ratio*** 19.2% 25.0% 20.2% Common equity tier 1 ratio*** 19.0% 25.0% 20.0% Total capital ratio*** 20.5% 26.2% 21.5% Effective tax rate 28.7% 23.4% 27.5%

$491M of dividends paid and share repurchases over the past 5 quarters Capital management 16 DIVIDENDS PAID AND SHARE REPURCHASES* $ IN MILLIONS 54 60 71 171 135 — — — 100 6254 60 71 71 73 Share Repurchases* Dividends Paid** 4Q21 1Q22 2Q22 3Q22 4Q22 Number of Shares Repurchased* (thousands) — — — 1,136 600 Average Share Price of Shares Repurchased* — — — $87.98 $104.07 Note: *Under the Board of Directors' share repurchase authorization as of 9/30/22. **Reflects dividends paid to holders of common shares. ~$838M remains under current share repurchase authorization*

Bank segment key credit trends 17 $ in millions 4Q22 vs. 4Q21 vs. 3Q22 Bank loan provision/(benefit) for credit losses $ 34 580% (39)% Net charge-offs $ 14 100% 40% 4Q21 3Q22 Nonperforming assets as a % of total assets 0.13% 0.20% 0.17% Bank loan allowance for credit losses as a % of loans held for investment 0.91% 1.27% 0.90% Bank loan allowance for credit losses on corporate loans as a % of corporate loans* 1.73% 2.25% 1.73% Criticized loans as a % of loans held for investment 1.14% 3.27% 1.63% Note: Our Bank segment includes Raymond James Bank and TriState Capital Bank. *Corporate loans include commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

Outlook 18

Appendix 19

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 20 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non- GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. Beginning with our fiscal third quarter of 2022, certain of our non-GAAP financial measures have been adjusted for additional expenses directly related to our acquisitions that we believe are not indicative of our core operating results, such as those related to amortization of identifiable intangible assets arising from acquisitions and acquisition-related retention. Prior periods have been conformed to the current period presentation. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures. Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

	Three months ended					Twelve months ended	
$ in millions	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	**September 30, 2022**
Net income available to common shareholders:	$ 429	$ 446	$ 323	$ 299	**$ 437**	$ 1,403	**$ 1,505**
Non-GAAP adjustments:							
Expenses directly related to acquisitions included in the following financial statement line items:							
Compensation, commissions and benefits:							
Acquisition-related retention [(1)]	13	11	14	16	**17**	48	**58**
Other acquisition-related compensation [(2)]	1	—	—	2	**—**	1	**2**
Total "Compensation, commissions and benefits" expense	14	11	14	18	**17**	49	**60**
Professional fees [(2)]	5	2	5	4	**1**	10	**12**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [(3)]	—	—	—	26	**—**	—	**26**
Other:							
Amortization of identifiable intangible assets [(4)]	7	8	6	8	**11**	21	**33**
Initial provision for credit losses on acquired lending commitments [(3)]	—	—	—	5	**—**	—	**5**
All other acquisition-related expenses [(2)]	1	—	6	4	**1**	2	**11**
Total "Other" expense	8	8	12	17	**12**	23	**49**
Total expenses related to acquisitions	27	21	31	65	**30**	82	**147**
Losses on extinguishment of debt [(5)]	—	—	—	—	**—**	98	**—**
Pre-tax impact of non-GAAP adjustments	27	21	31	65	**30**	180	**147**
Tax effect of non-GAAP adjustments	(6)	(5)	(8)	(16)	**(8)**	(43)	**(37)**
Total non-GAAP adjustments, net of tax	21	16	23	49	**22**	137	**110**
Adjusted net income attributable to common shareholders	$ 450	$ 462	$ 346	$ 348	**$ 459**	$ 1,540	**$ 1,615**
Pre-tax income	$ 560	$ 558	$ 433	$ 415	**$ 616**	$ 1,791	**$ 2,022**
Pre-tax impact of non-GAAP adjustments (as detailed above)	27	21	31	65	**30**	180	**147**
Adjusted pre-tax income	$ 587	$ 579	$ 464	$ 480	**$ 646**	$ 1,971	**$ 2,169**

Note: Please refer to the footnotes on slide 29 for additional information.

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Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

	Three months ended					Twelve months ended	
$ in millions	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	**September 30, 2022**	September 30, 2021	**September 30, 2022**
Pre-tax margin [6]	20.8 %	20.1 %	16.2 %	15.3 %	**21.8 %**	18.4 %	**18.4 %**
Impact of non-GAAP adjustments on pre-tax margin:							
Compensation, commissions and benefits:							
Acquisition-related retention [1]	0.6 %	0.4 %	0.5 %	0.6 %	**0.6 %**	0.5 %	**0.5 %**
Other acquisition-related compensation [2]	— %	— %	— %	0.1 %	**— %**	— %	**— %**
Total "Compensation, commissions and benefits" expense	0.6 %	0.4 %	0.5 %	0.7 %	**0.6 %**	0.5 %	**0.5 %**
Professional fees [2]	0.2 %	— %	0.2 %	0.1 %	**— %**	0.1 %	**0.1 %**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [3]	— %	— %	— %	1.0 %	**— %**	— %	**0.2 %**
Other:							
Amortization of identifiable intangible assets [4]	0.2 %	0.3 %	0.2 %	0.3 %	**0.4 %**	0.2 %	**0.3 %**
Initial provision for credit losses on acquired lending commitments [3]	— %	— %	— %	0.2 %	**— %**	— %	**0.1 %**
All other acquisition-related expenses [2]	— %	— %	0.3 %	0.1 %	**— %**	— %	**0.1 %**
Total "Other" expense	0.2 %	0.3 %	0.5 %	0.6 %	**0.4 %**	0.2 %	**0.5 %**
Total expenses related to acquisitions	1.0 %	0.7 %	1.2 %	2.4 %	**1.0 %**	0.8 %	**1.3 %**
Losses on extinguishment of debt [5]	— %	— %	— %	— %	**— %**	1.0 %	**— %**
Total non-GAAP adjustments, net of tax	1.0 %	0.7 %	1.2 %	2.4 %	**1.0 %**	1.8 %	**1.3 %**
Adjusted pre-tax margin [6]	21.8 %	20.8 %	17.4 %	17.7 %	**22.8 %**	20.2 %	**19.7 %**

Note: Please refer to the footnotes on slide 29 for additional information.

continued on next slide

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Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 23 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Three months ended September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 Total compensation ratio (7) 65.9% 67.7% 69.3% 67.5% 62.1 % Less the impact of non-GAAP adjustments on compensation ratio: Compensation, commissions and benefits: Acquisition-related retention (1) 0.6% 0.4% 0.5% 0.6% 0.6 % Other acquisition-related compensation (2) — % — % — % 0.1% — % Total “Compensation, commissions and benefits” expenses related to acquisitions 0.6% 0.4% 0.5% 0.7% 0.6 % Adjusted total compensation ratio (7) 65.3% 67.3% 68.8% 66.8% 61.5 % Three months ended $ in millions September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 Compensation, commissions and benefits expense 1,775 $ 1,884 $ 1,852 1,834 1,759 Less: Compensation, commissions and benefits: Acquisition-related retention (1) 13 11 14 16 17 Other acquisition-related compensation (2) 1 — — 2 — Total “Compensation, commissions and benefits” expenses related to acquisitions 14 11 14 18 17 Adjusted compensation, commissions and benefits expense $ 1,761 $ 1,873 $ 1,838 $ 1,816 $ 1,742

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

Earnings per common share [8]	Three months ended September 30, 2021	Three months ended June 30, 2022	Three months ended September 30, 2022	Twelve months ended September 30, 2021	Twelve months ended September 30, 2022
Basic	$ 2.08	$ 1.41	**2.03**	$ 6.81	**$ 7.16**
Impact of non-GAAP adjustments on basic earnings per common share:					
Compensation, commissions and benefits:					
Acquisition-related retention [1]	0.06	0.08	**0.08**	0.23	**0.28**
Other acquisition-related compensation [2]	0.01	0.01	—	0.01	**0.01**
Total "Compensation, commissions and benefits" expense	0.07	0.09	**0.08**	0.24	**0.29**
Professional fees [2]	0.02	0.02	—	0.05	**0.06**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [3]	—	0.12	—	—	**0.12**
Other:					
Amortization of identifiable intangible assets [4]	0.03	0.04	**0.05**	0.10	**0.16**
Initial provision for credit losses on acquired lending commitments [3]	—	0.02	—	—	**0.02**
All other acquisition-related expenses [2]	0.01	0.02	**0.01**	0.01	**0.05**
Total "Other" expense	0.04	0.08	**0.06**	0.11	**0.23**
Total expenses related to acquisitions	0.13	0.31	**0.14**	0.40	**0.70**
Losses on extinguishment of debt [5]	—	—	—	0.48	—
Tax effect of non-GAAP adjustments	(0.03)	(0.07)	**(0.04)**	(0.21)	**(0.18)**
Total non-GAAP adjustments, net of tax	0.10	0.24	**0.10**	0.67	**0.52**
Adjusted basic [8]	$ 2.18	$ 1.65	**$ 2.13**	$ 7.48	**$ 7.68**

Note: Please refer to the footnotes on slide 29 for additional information.

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Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

Earnings per common share [8]	Three months ended September 30, 2021	Three months ended June 30, 2022	Three months ended September 30, 2022	Twelve months ended September 30, 2021	Twelve months ended September 30, 2022
Diluted	$ 2.02	$ 1.38	**1.98**	$ 6.63	**$ 6.98**
Impact of non-GAAP adjustments on diluted earnings per common share:					
Compensation, commissions and benefits:					
Acquisition-related retention [1]	0.06	0.07	**0.08**	0.23	**0.27**
Other acquisition-related compensation [2]	0.01	0.01	**—**	—	**0.01**
Total "Compensation, commissions and benefits" expense	0.07	0.08	**0.08**	0.23	**0.28**
Professional fees [2]	0.02	0.02	**—**	0.05	**0.06**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [3]	—	0.12	**—**	—	**0.12**
Other:					
Amortization of identifiable intangible assets [4]	0.03	0.04	**0.05**	0.10	**0.15**
Initial provision for credit losses on acquired lending commitments [3]	—	0.02	**—**	—	**0.02**
All other acquisition-related expenses [2]	0.01	0.02	**0.01**	0.01	**0.05**
Total "Other" expense	0.04	0.08	**0.06**	0.11	**0.22**
Total expenses related to acquisitions	0.13	0.30	**0.14**	0.39	**0.68**
Losses on extinguishment of debt [5]	—	—	**—**	0.46	**—**
Tax effect of non-GAAP adjustments	(0.03)	(0.07)	**(0.04)**	(0.20)	**(0.17)**
Total non-GAAP adjustments, net of tax	0.10	0.23	**0.10**	0.65	**0.51**
Adjusted diluted [8]	$ 2.12	$ 1.61	**$ 2.08**	$ 7.28	**$ 7.49**

Note: Please refer to the footnotes on slide 29 for additional information.

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Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 26 Note: Please refer to the footnotes on slide 29 for additional information. continued on next slide Book value per share As of $ in millions, except per share amounts September 30, 2021 June 30, 2022 September 30, 2022 Total equity attributable to Raymond James Financial, Inc. $ 8,245 $ 9,395 $ 9,338 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 882 1,810 1,931 Deferred tax liabilities, net (64) (128) (108) Tangible common equity attributable to Raymond James Financial, Inc. $ 7,427 $ 7,713 $ 7,515 Common shares outstanding 205.7 215.5 215.1 Book value per share (9) $ 40.08 $ 43.60 $ 43.41 Tangible book value per share (9) $ 36.11 $ 35.79 $ 34.94

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

Return on common equity	Three months ended			Twelve months ended	
$ in millions	September 30, 2021	June 30, 2022	**September 30, 2022**	September 30, 2021	**September 30, 2022**
Average common equity [10]	$ 8,054	$ 8,999	**$ 9,367**	$ 7,635	**$ 8,836**
Impact of non-GAAP adjustments on average common equity:					
Compensation, commissions and benefits:					
Acquisition-related retention [1]	6	8	**9**	23	**27**
Other acquisition-related compensation [2]	1	1	**—**	—	**1**
Total "Compensation, commissions and benefits" expense	7	9	**9**	23	**28**
Professional fees [2]	3	2	**1**	4	**6**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [3]	—	13	**—**	—	**10**
Other:					
Amortization of identifiable intangible assets [4]	3	4	**5**	9	**16**
Initial provision for credit losses on acquired lending commitments [3]	—	3	**—**	—	**2**
All other acquisition-related expenses [2]	1	2	**—**	1	**6**
Total "Other" expense	4	9	**5**	10	**24**
Total expenses related to acquisitions	14	33	**15**	37	**68**
Losses on extinguishment of debt [5]	—	—	**—**	39	**—**
Tax effect of non-GAAP adjustments	(3)	(8)	**(4)**	(18)	**(17)**
Total non-GAAP adjustments, net of tax	$ 11	$ 25	**$ 11**	$ 58	**$ 51**
Adjusted average common equity [10]	$ 8,065	$ 9,024	**$ 9,378**	$ 7,693	**$ 8,887**

Note: Please refer to the footnotes on slide 29 for additional information.

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Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

Return on equity	Three months ended			Twelve months ended	
$ in millions	September 30, 2021	June 30, 2022	**September 30, 2022**	September 30, 2021	**September 30, 2022**
Average common equity [10]	$ 8,054	$ 8,999	**$ 9,367**	$ 7,635	**$ 8,836**
Less:					
Average goodwill and identifiable intangible assets, net	872	1,460	**1,871**	809	**1,322**
Average deferred tax liabilities, net	(60)	(108)	**(118)**	(53)	**(91)**
Total non-GAAP adjustment	812	1,352	**1,753**	756	**1,231**
Average tangible common equity [10]	$ 7,242	$ 7,647	**$ 7,614**	$ 6,879	**$ 7,605**
Impact on non-GAAP adjustments on average tangible common equity:					
Expenses related to acquisitions included in the following financial statement line items:					
Compensation, commissions and benefits:					
Acquisition-related retention [1]	6	8	**9**	23	**27**
Other acquisition-related compensation [2]	1	1	**—**	—	**1**
Total "Compensation, commissions and benefits" expense	7	9	**9**	23	**28**
Professional fees [2]	3	2	**1**	4	**6**
Bank loan provision/(benefit) for credit losses — Initial provision for credit losses on acquired loans [3]	—	13	**—**	—	**10**
Other:					
Amortization of identifiable intangible assets [4]	3	4	**5**	9	**16**
Initial provision for credit losses on acquired lending commitments [3]	—	3	**—**	—	**2**
All other acquisition-related expenses [2]	1	2	**—**	1	**6**
Total "Other" expense	4	9	**5**	10	**24**
Total expenses related to acquisitions	14	33	**15**	37	**68**
Losses on extinguishment of debt [5]	—	—	**—**	39	**—**
Tax effect of non-GAAP adjustments	(3)	(8)	**(4)**	(18)	**(17)**
Total non-GAAP adjustments, net of tax	$ 11	$ 25	**$ 11**	$ 58	**$ 51**
Adjusted average tangible common equity [10]	$ 7,253	$ 7,672	**$ 7,625**	$ 6,937	**$ 7,656**
Return on common equity [11]	21.3 %	13.3 %	**18.7 %**	18.4 %	**17.0 %**
Adjusted return on common equity [11]	22.3 %	15.4 %	**19.6 %**	20.0 %	**18.2 %**
Return on tangible common equity [11]	23.7 %	15.6 %	**23.0 %**	20.4 %	**19.8 %**
Adjusted return on tangible common equity [11]	24.8 %	18.1 %	**24.1 %**	22.2 %	**21.1 %**

Note: Please refer to the footnotes on slide 29 for additional information.

28

RAYMOND JAMES

Footnotes 29 (1) Includes acquisition-related compensation expenses arising from equity and cash-based retention awards issued in conjunction with acquisitions in the current year and in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (2) Beginning with our fiscal third quarter of 2022, we reclassified acquisition-related expenses which were previously reported in “Acquisition-related expenses” on our Consolidated Statements of Income into the respective income statement line items that align to their expense categories, including “Compensation, commissions, and benefits”, “Professional fees” (primarily legal fees), and “Other” expenses. Prior periods have been conformed to the current presentation. (3) Our results for the three months ended June 30, 2022 and twelve months ended September 30, 2022 included an initial provision for credit losses on loans and lending commitments acquired as part of our TriState Capital acquisition of $26 million (included in “Bank loan provision/(benefit) for credit losses”) and $5 million (included in “Other” expense), respectively. These provisions were required under U.S. generally accepted accounting principles to be recorded in earnings in the reporting period following the acquisition date. (4) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (5) Losses on extinguishment of debt include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026, which occurred during our fiscal third quarter of 2021. (6) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (7) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. Adjusted total compensation ratio is computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (8) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended September 30, 2022, June 30, 2022, and September 30, 2021, and $3 million and $2 million for the twelve months ended September 30, 2022 and 2021, respectively. (9) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. (10) Average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the fiscal year, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (11) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period.